                                                                    EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 33-09313).

                                       Arthur Andersen LLP

Roseland, New Jersey
January 13, 1998